EXHIBIT 10.19

                  SECOND AMENDMENT TO BORROWER PLEDGE AGREEMENT

            This Second Amendment to Borrower Pledge Agreement (this "SECOND AMENDMENT") dated as of April 24, 1997, is made and entered into by and between INTELECT SYSTEMS CORP., a Delaware corporation ("PLEDGOR"), and ST. JAMES CAPITAL CORP., a Delaware corporation, ("SECURED PARTY").

                              W I T N E S S E T H:

      WHEREAS, the Pledgor and the Secured Party executed that certain Floating Rate Promissory Note dated as of February 26, 1997, issued by Pledgor and Intelect Communications Systems Limited, a corporation organized under the laws of Bermuda ("ICSL" and together with Pledgor, the "MAKERS") payable to the order of Secured Party in the original principal sum of $2,500,000 (the "ORIGINAL NOTE"); and

      WHEREAS, as collateral for the indebtedness evidenced by the Original Note, the Pledgor entered into that certain Borrower Pledge Agreement dated as of February 26, 1997, in favor of the Secured Party (the "PLEDGE AGREEMENT"), wherein the Pledgor granted to the Secured Party a security interest in, INTER ALIA, 1,100 shares of the common capital stock of DNA Enterprises, Inc., a Texas corporation and a wholly-owned Subsidiary of Pledgor ("DNA"), evidenced by Certificate Number 8, and any other shares of the common capital stock of DNA now owned or hereafter acquired by Pledgor (the "DNA SHARES"), and all proceeds of any and all of the foregoing (as such terms are defined therein);

      WHEREAS, on March 27, 1997, the Pledgor, ICSL and the Secured Party entered that certain Amended and Restated Floating Rate Promissory Note dated as of February 26, 1997, amending and, as so amended, restating the Original Note to increase the Commitment from $2,500,000 to $5,000,000 (the "AMENDED AND RESTATED NOTE") and contemporaneously Pledgor and Secured Party executed a First Amendment to Borrower Pledge Agreement ("First Amendment") effecting certain amendments to the Pledge Agreement; and

      WHEREAS, on April 24, 1997, the Pledgor, ICSL and the Secured Party entered that certain Second Amended and Restated Floating Rate Promissory Note dated as of February 26, 1997, amending and, as so amended, restating the Original Note to increase the Commitment from $5,000,000 to $6,000,000 (the "SECOND AMENDED AND RESTATED NOTE"); and

      WHEREAS, in connection with the entering into of the Second Amended and Restated Note, the parties hereto wish to effect certain amendments to the Pledge Agreement;

      WHEREAS, it is a condition precedent to the effectiveness of the Second Amended and Restated Note that this Second Amendment be executed and delivered by the parties hereto; and

      WHEREAS, the parties hereto desire to execute and deliver this Second Amendment for the reasons described above and to satisfy the condition precedent referenced in the immediately preceding paragraph.

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
      NOW, THEREFORE, in consideration of the premises and of the mutual agreements, and of the representations and warranties herein set forth and for other good and valuable consideration, the parties hereto do hereby agree as follows:

      SECTION 1. Capitalized terms used herein and not defined herein which are defined in the Amended and Restated Note shall have the meanings therein ascribed to them. The term "NOTE" as used in the Pledge Agreement or any other documents executed in connection therewith or any other instrument, document or writing furnished to the Secured Party in connection therewith shall mean the Second Amended and Restated Note. From and after the date hereof, all references in the Second Amended and Restated Note or in any other Transaction Document to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as effected and amended hereby. The term "OBLIGATIONS" as used in the Pledge Agreement or in any other Transaction Document shall include, without limitation, all obligations, liabilities and indebtedness of every nature of the Pledgor and ICSL from time to time owing to the Secured Party under the $6,000,000 Second Amended and Restated Note and any other Transaction Document.

      SECTION 2. In order to secure the prompt and unconditional payment and performance of the Obligations, including without limitation, all obligations, liabilities and indebtedness of every nature of the Pledgor and ICSL from time to time owing to the Secured Party under the $6,000,000 Second Amended and Restated Note, the Pledgor hereby grants to the Secured Party a continuing security interest in and to all of the following properties (the "COLLATERAL"):

            (a) 1,100 shares of the common capital stock of DNA, evidenced by Certificate Number 8, and any other shares of the common capital stock of DNA now owned or hereafter acquired by Pledgor (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "DNA SHARES");

            (b) (i) the certificates or instruments, if any, representing the DNA Shares, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition, and (v) all books and records relating to any of the property referred to in this definition; and

            (c) all proceeds as such term is defined in Section 9.306(a) of the Uniform Commercial Code and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions, liquidation payments or redemption payments with respect thereto, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Collateral.

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
      SECTION 3. The representations and warranties of the Pledgor contained in
Section 3 of the Pledge Agreement are true and correct in all respects and as of the date hereof as though made on and as of the date hereof.

      SECTION 4. Each party hereto represents and warrants that this Second Amendment has been duly authorized by it and has been duly executed and delivered on its behalf, and the Pledge Agreement, after giving effect to the First Amendment and this Second Amendment, constitutes a valid and legally binding agreement of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

      SECTION 5. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions, of the Pledge Agreement, except as expressly amended. The Pledge Agreement, as amended by the First Amendment and hereby, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed and shall remain in full force and effect.

      SECTION 6. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgor and the Secured Party.

      SECTION 8. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      SECTION 9. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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
      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.


Pledgor:                            INTELECT SYSTEMS CORPORATION

Address:
1100 Executive Drive                By: /s/ HERMAN M. FRIETSCH
Richardson, Texas 75081             Name:   Herman M. Frietsch
                                    Title:  President and CEO


SECURED PARTY:                      ST. JAMES CAPITAL CORP.

Address:
1980 Post Oak Blvd                  By: /s/ Charles E. Underbrink
Suite 2030                          Name:   Charles E. Underbrink
Houston, Texas 77056                Title:  CEO

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
                  THIRD AMENDMENT TO BORROWER PLEDGE AGREEMENT

            This Third Amendment to Borrower Pledge Agreement (this "Third Amendment") dated as of May 8, 1997, is made and entered into by and between INTELECT SYSTEMS CORP., a Delaware corporation ("PLEDGOR"), and ST. JAMES CAPITAL CORP., a Delaware corporation ("SECURED PARTY").

                              W I T N E S S E T H:

      WHEREAS, the Pledgor and the Secured Party executed that certain Floating Rate Promissory Note dated as of February 26, 1997, issued by Pledgor and Intelect Communications Systems Limited, a corporation organized under the laws of Bermuda ("ICSL" and together with Pledgor, the "MAKERS") payable to the order of Secured Party in the original principal sum of $2,500,000 (the "ORIGINAL NOTE");

      WHEREAS, as collateral for the indebtedness evidenced by the Original Note, the Pledgor entered into that certain Borrower Pledge Agreement dated as of February 26, 1997, in favor of the Secured Party (the "Pledge Agreement"), wherein Pledgor granted to the Secured Party a security interest in, INTER ALIA, 1,100 shares of the common capital stock of DNA Enterprises, Inc., a Texas corporation and a wholly-owned Subsidiary of Pledgor ("DNA"), evidenced by Certificate Number 8, and any other shares of the common capital stock of DNA now owned or hereafter acquired by Pledgor or any of its affiliates (the "DNA SHARES"), and all proceeds of any and all of the foregoing (as such terms are defined therein);

      WHEREAS, on March 27, 1997, the Makers and the Secured Party entered that certain Amended and Restated Floating Rate Promissory Note dated as of February 26, 1997, amending and, as so amended, restating the Original Note to increase the Commitment from $2,500,000 to $5,000,000 (the "Amended and Restated Note"); and contemporaneously Pledgor and Secured Party executed a First Amendment to Borrower Pledge Agreement ("First Amendment") effecting certain amendments to the Pledge Agreement;

      WHEREAS, on April 24, 1997, the Pledgor, ICSL and the Secured Party entered that certain Second Amended and Restated Floating Rate Promissory Note dated as of February 26, 1997, amending and, as so amended, restating the Original Note, as amended by the Amended and Restated Note, to increase the Commitment from $5,000,000 to $6,000,000 (the "Second Amended and Restated Note");

      WHEREAS, in connection with the entering into of the Second Amended and Restated Note, the parties hereto contemporaneously effected certain amendments to the Pledge Agreement pursuant to that certain Second Amendment to Borrower Pledge Agreement (the "Second Amendment");

      WHEREAS, as of the date hereof, The Coastal Corporation Second Pension Trust ("Coastal"), is loaning Makers $5,000,000 pursuant to that certain Floating Rate Promissory Note (the "Coastal Note");

      WHEREAS, Coastal desires to obtain as collateral for its loan to Makers a security interest in, among other matters, the DNA Shares;

      WHEREAS, the Secured Party is willing to share its security interest in the DNA Shares, provided that Pledgor grants Secured Party a security interest in INTER ALIA, 500 shares of the common capital stock of Intelect Visual Communications Corp., a Delaware corporation and wholly-owned subsidiary of Pledgor ("IVC"), evidenced by Certificate Number 1, and any other shares of common capital stock of IVC now owned or hereafter acquired by Pledgor or any of its affiliates (the "IVC Shares"), 1,000 shares of common capital stock of Intelect Network Technologies Company, a Nevada corporation and wholly-owned subsidiary of Pledgor ("INT"), represented by Certificate Number 1, and any other shares of common capital stock of INT now owned or hereafter acquired by Pledgor or any of its affiliates, and all proceeds of any and all of the foregoing (as such terms are defined therein);

      WHEREAS, it is a condition precedent to the execution, delivery and performance of the Coastal Note that this Third Amendment be executed and delivered by the parties hereto; and

      WHEREAS, the parties hereto desire to execute and deliver this Third Amendment for the reasons described above and to satisfy the condition precedent referenced in the immediately preceding paragraph.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements, and of the representations and warranties herein set forth and for other good and valuable consideration, the parties hereto do hereby agree as follows:

      SECTION 1. Capitalized terms used herein and not defined herein which are defined in the Second Amended and Restated Note shall have the meanings therein ascribed to them. The term "Note" as used in the Pledge Agreement or any other documents executed in connection therewith or any other instrument, document or writing furnished to the Secured Party in connection therewith shall mean the Second Amended and Restated Note. From and after the date hereof, all references in the Second Amended and Restated Note or in any other Transaction Document to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as previously amended and as effected and amended hereby. The term "Obligations" as used in the Pledge Agreement or in any other Transaction Document shall include, without limitation, all obligations, liabilities and indebtedness of every nature of the Pledgor and ICSL from time to time owing to the Secured Party under the Second Amended and Restated Note and any other Transaction Document.

      SECTION 2. In order to secure the prompt and unconditional payment and performance of the Obligations, including without limitation, all obligations, liabilities and indebtedness of every nature of the Pledgor and ICSL from time to time owing to the Secured Party under the Second Amended and Restated Note, the Pledgor hereby grants to the Secured Party a continuing security interest in and to all of the following properties by amending the definition of the term "Collateral" set forth in the Pledge Agreement to read in its entirety as follows:

            (a) the DNA Shares, the IVC Shares and the INT Shares (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "DNA SHARES", the "IVC SHARES" and the "INT SHARES", respectively);

            (b) (i) the certificates or instruments, if any, representing the DNA Shares, the IVC Shares and the INT Shares, respectively, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties,
      (iv) the

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
      proceeds, interest, profits and other income of or on any of the property referred to in this definition, and (v) all books and records relating to any of the property referred to in this definition; and

            (c) all proceeds as such term is defined in Section 9.306(a) of the Uniform Commercial Code and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions, liquidation payments or redemption payments with respect thereto, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Collateral.

      SECTION 3. The definition of "Pledged Securities" in the Pledge Agreement is hereby amended to read in its entirety as follows:

            "PLEDGED SECURITIES" means all of the following securities and all additional securities (as that term is defined in the UCC), if any, constituting Collateral under this Pledge Agreement, including:

            (1) All of the issued and outstanding shares of common capital stock of DNA Enterprises, Inc., consisting of 1,100 shares, evidenced by Certificate Number 8, and any other shares of common stock of DNA now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "DNA Shares".

            (2) All of the issued and outstanding shares of common capital stock of Intelect Visual Communications Corporation, consisting of 500 shares, evidenced by Certificate Number 1, and any other shares of the common capital stock of IVC now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "IVC Shares".

            (3) All of the issued and outstanding shares of common capital stock of Intelect Network Technologies, Inc., consisting of 1,000 shares of common capital stock, evidenced by Certificate Number 1, and any other shares of the common capital stock of INT now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "INT Shares".

      SECTION 4. The representations and warranties of the Pledgor contained in
Section 3 of the Pledge Agreement are true and correct in all respects and as of the date hereof as though made on and as of the date hereof.

      SECTION 5. Each party hereto represents and warrants that this Third Amendment has been duly authorized by it and has been duly executed and delivered on its behalf, and the Pledge Agreement, after giving effect to the First Amendment, the Second Amendment and this Third Amendment, constitutes a valid and legally binding agreement of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

      SECTION 6. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions, of the Pledge Agreement, except as expressly amended. The Pledge Agreement, as amended by the First Amendment, the Second Amendment and hereby, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed and shall remain in full force and effect.

      SECTION 7. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgor and the Secured Party.

      SECTION 8. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      SECTION 9. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.


Pledgor:                                  INTELECT SYSTEMS CORPORATION

Address:
1100 Executive Drive                      By: /s/ HERMAN M. FRIETSCH
Richardson, Texas 75081                   Name:   Herman M. Frietsch
                                          Title:  President and CEO


SECURED PARTY:                            ST. JAMES CAPITAL CORP.

Address:
1980 Post Oak Blvd                        By: /s/ SIGNATURE ILLEGIBLE
Suite 2030                                Name:
Houston, Texas 77056                      Title:  CEO

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